SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2007

                              Insight Midwest, L.P.
                             Insight Capital, Inc.
            --------------------------------------------------------

             (Exact name of registrant as specified in its charter)

   Delaware                     333-33540                       13-4079232
   Delaware                     333-33540-1                     13-4079679
-----------------            ----------------               -------------------
(State or other             (Commission File               (I.R.S. Employer
jurisdiction of                 Number)                     Identification No.)
incorporation)


                  810 7th Avenue
                New York, New York                                10019
  --------------------------------------------------          ------------
      (Address of principal executive offices)                  (Zip Code)


                                  (917) 286-2300
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

    Insight Midwest Holdings, LLC has invited lenders under its $2.445 billion senior credit facility to participate in a conference call on January 31, 2007 to discuss an amendment to the facility. During the conference call, we will disclose the following preliminary results for Insight Midwest, L.P.:


                                             Fourth Quarter                             Full Year
                                                 2006                                     2006
                                                                  ($ in millions)

Revenue range                                 $325 - 335                             $1,255 - 1,265
Operating Income before Depreciation
   and Amortization range (1)                 $125 - 130                               $471 - 476
Capital expenditures range                     $65 - 75                                $280 - 290
Change in Revenue Generating Units(2)           +70,000                                 +318,000
Change in basic customers(3)                    +4,000                                  +41,000 (4)
_____________________________


         (1) We utilize Operating Income before Depreciation and Amortization, among other measures, to evaluate the performance of our businesses. Operating Income before Depreciation and Amortization is considered an important indicator of the operational strength of our businesses and is a component of our annual compensation programs. In addition, our debt agreements use Operating Income before Depreciation and Amortization, adjusted for certain non-recurring items, in our leverage and other covenant calculations. We also use this measure to determine how we will allocate resources and capital. Our management finds this measure helpful because it captures all of the revenue and ongoing operating expenses of our businesses and therefore provides a means to directly evaluate the ability of our business operations to generate returns and to compare operating capabilities across our businesses. This measure is also used by equity and fixed income research analysts in their reports to investors evaluating our businesses and other companies in the cable television industry. We believe Operating Income before Depreciation and Amortization is useful to investors because it enables them to assess our performance in a manner similar to the methods used by our management and provides a measure that can be used to analyze, value and compare companies in the cable television industry, which may have different depreciation, amortization and stock-based compensation policies.

         A limitation of Operating Income before Depreciation and Amortization, however, is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital
         expenditures, investment spending and free cash flow.   Management
         also evaluates the costs of capitalized tangible and intangible assets by analyzing returns provided on the capital dollars deployed.
         Another limitation of Operating Income before Depreciation and Amortization is that it does not reflect income net of interest expense, which is a significant expense for us because of the substantial debt we incurred to acquire cable television systems and finance capital expenditures to upgrade our cable network. Management evaluates the impact of interest expense through measures including interest expense, free cash flow, the returns analysis discussed above and debt service covenant ratios under our credit facility.

         Operating Income before Depreciation and Amortization is not a financial measure calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). Operating Income before Depreciation and Amortization should be considered in addition to, not as a substitute for, operating income, net income and various cash flow measures (e.g., net cash provided by operating activities), as well as other measures of financial performance and liquidity reported in accordance with GAAP.

         (2) Revenue Generating Units (RGUs) represent the sum of basic, digital, high-speed Internet and telephone customers.

         (3) Basic customers are customers of a cable television system who receive a package of over-the-air broadcast stations, local access channels and certain satellite-delivered cable television services, other than premium services, and who are usually charged a flat monthly rate for a number of channels.

         (4) Represents a 3.2% increase from basic customers at December 31, 2005.


    At this time, we are unable to reconcile Operating Income before Depreciation and Amortization with net income (loss), the most directly comparable financial measure calculated in accordance with GAAP, without unreasonable efforts, and we will provide reconciliations when we release final fourth quarter and year end results.

    The results presented above are preliminary and, although based on information currently available to us, the presented results include estimates and assumptions. As we and our independent auditors continue to review and refine our results for the fourth quarter and year ended December 31, 2006, the estimates and assumptions may change, possibly materially.


Item 7.01   Regulation FD Disclosure.

    The information required to be disclosed pursuant to Rule 100(a) of Regulation FD is being furnished under Item 2.02 in this report, and such disclosure is incorporated in this item by this reference.


                                    * * * * *


    Any disclosures in this report that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"). The above forward-looking statements are subject to risks and uncertainties and are subject to change based upon a variety of factors that could cause actual results to differ materially from those we currently anticipate Factors that could have a material and adverse impact on actual results are identified in the reports and documents Insight files from time to time with the U.S. Securities and Exchange Commission. Insight undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made during this presentation to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

    The information being furnished pursuant to Item 2.02 and Item 7.01 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except if we specifically incorporate it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Insight Midwest, L.P.



Dated: January 31, 2007                     By:/s/Elliot Brecher
                                              -------------------------------
                                              Elliot Brecher
                                              Senior Vice President and
                                              General Counsel



                                            Insight Capital, Inc.



Dated: January 31, 2007                     By:/s/Elliot Brecher
                                              -------------------------------
                                              Elliot Brecher
                                              Senior Vice President and
                                              General Counsel